UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023

MIRATI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3545 Cray Court, San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 11, 2023, the amendment to our 2013 Employee Stock Purchase Plan was approved, to increase the aggregate number of shares of our common stock reserved for issuance under such plan by 750,000 shares. The summary of the amendment to our 2013 Employee Stock Purchase Plan is set forth in our Definitive Proxy Statement filed with Securities and Exchange Commission on April 6, 2023.

The foregoing description of the amendment to our 2013 Employee Stock Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the 2013 Employee Stock Purchase Plan, as amended, attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Our 2023 Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 11, 2023. We had 58,091,377 shares of common stock outstanding and entitled to vote as of March 15, 2023, the record date for the Annual Meeting. At the Annual Meeting, 46,964,330 shares of common stock were present or represented by proxy.

At the Annual Meeting, shareholders:
(1) elected David Meek; Faheem Hasnain; Charles M. Baum, M.D., Ph.D.; Bruce L.A. Carter, Ph.D.; Julie M. Cherrington, Ph.D.; Aaron I. Davis; Craig Johnson; Maya Martinez-Davis; and Shalini Sharp as directors to hold office until the 2024 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal;
(2) approved, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement;
(3) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
(4) approved the amendment to the 2013 Employee Stock Purchase Plan.

Former director Henry J. Fuchs, M.D. was not renominated as a director and his term ended at the conclusion of our Annual Meeting. In connection with the expiration of Dr. Fuchs’ term, we reduced the size of our board from ten directors to nine directors.

The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:
Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
David Meek	40,227,173	3,177,900	3,559,257
Faheem Hasnain	27,263,015	16,142,058	3,559,257
Charles M. Baum, M.D., Ph.D.	40,359,811	3,045,262	3,559,257
Bruce L.A. Carter, Ph.D.	37,023,872	6,381,201	3,559,257
Julie M. Cherrington, Ph.D.	41,805,339	1,599,734	3,559,257
Aaron I. Davis	41,749,894	1,655,179	3,559,257
Craig Johnson	34,914,894	8,490,179	3,559,257
Maya Martinez-Davis	41,710,194	1,694,879	3,559,257
Shalini Sharp	41,195,180	2,209,893	3,559,257
Proposal 2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,819,849	8,551,293	33,931	3,559,257

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,260,159	698,441	5,730	—
Proposal 4. Approval of Amendment to the 2013 Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,617,557	1,779,751	7,765	3,559,257

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	2013 Employee Stock Purchase Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023	Mirati Therapeutics, Inc.

	By:	/s/ Laurie D. Stelzer
Laurie D. Stelzer
Chief Financial Officer